CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Experts - Safeco Funds", in the Combined Proxy Statement (of Safeco Common Stock Trust, Safeco Taxable Bond Trust, Safeco Tax-Exempt Bond Trust, Safeco Managed Bond Trust and Safeco Money Market Trust) and Prospectus for Investor Class Shares of Pioneer Value Fund, and to the incorporation by reference of our report dated January 30, 2004, with respect to the financial statements and financial highlights of Safeco Large-Cap Value Fund included in the Safeco Common Stock Trust Annual Report for the year ended December 31, 2003, in the Combined Proxy Statement and Prospectus included in this Registration Statement on Form N-14 of the Pioneer Value Fund. We further consent to the reference to us under the heading "Representations and Warranties" (paragraph 4.1(f)) in the Agreement and Plan of Reorganization included as Annex A to the Combined Proxy Statement and Prospectus.

We also consent to the references to our firm under the captions "Independent Auditors" and "Financial Statements" in the Safeco Common Stock Trust Statement of Additional Information, and to the incorporation by reference of our report, dated January 30, 2004, on the financial statements and financial highlights of Safeco Large-Cap Value Fund included in the Safeco Common Stock Trust Annual Report for the year ended December 31, 2003, in Post-Effective Amendment No. 33 to the Registration Statement (Form N-1A, File Nos. 33-36700/811-6167), as filed with the Securities and Exchange Commission on April 29, 2004 (Accession No. 0001193125-04-072454), which is incorporated by reference into the Combined Proxy Statement and Prospectus included in this Registration Statement on Form N-14 of the Pioneer Value Fund.



Seattle, Washington
August 18, 2004                                         /s/ ERNST & YOUNG LLP

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm under the captions "Financial Highlights" and "Experts - Pioneer Funds", in the Combined Proxy Statement (of Safeco Common Stock Trust, Safeco Taxable Bond Trust, Safeco Tax-Exempt Bond Trust, Safeco Managed Bond Trust and Safeco Money Market Trust) and Prospectus for Investor Class Shares of the Pioneer Value Fund and to the incorporation by reference of our report dated November 7, 2003, with respect to the financial statements and financial highlights of Pioneer Value Fund, included in the Annual Report to the Shareowners for the year ended September 30, 2003, in the Combined Proxy Statement and Prospectus included in this Registration Statement on Form N-14 of the Pioneer Value Fund. We further consent to the reference to us under the heading "Representations and Warranties" (paragraph 4.2(g)) in the Agreement and Plan of Reorganization included as Annex A to the Combined Proxy Statements and Prospectus.

We also consent to the references to our firm under the captions "Independent Auditors" and "Financial Statements" in the Pioneer Value Fund Class A, Class B, Class C, Class R and Class Y Shares Statement of Additional Information, and to the incorporation by reference of our report, dated November 7, 2003, on the financial statements and financial highlights of Pioneer Value Fund included in the Annual Report to the Shareowners for the year ended September 30, 2003, in Post-Effective Amendment No. 60 to the Registration Statement (Form N-1A, File Nos. 2-32773; 811-07611), as filed with the Securities and Exchange Commission on June 4, 2004 (Accession No. 0001016964-04-000240), which is incorporated by reference into the Combined Proxy Statement and Prospectus included in this Registration Statement on Form N-14 of the Pioneer Value Fund.

                                                           /s/ ERNST & YOUNG LLP
Boston, Massachusetts
August 18, 2004